                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           SCHRODER ASIAN GROWTH FUND, INC.
                           --------------------------------
                   (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)   Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------
    5)   Total fee paid:

    ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
                               -------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    3) Filing Party:
                     -----------------------------------------------------------
    4) Date Filed:
                   -------------------------------------------------------------

Schroder Asian Growth Fund, Inc.
787 Seventh Avenue, 34th Floor
New York, N.Y.  10019-6016

                                                           FOR IMMEDIATE RELEASE
                                                  Contact:  Mary E. Kunkemueller
                                                              Catherine A. Mazza
                                                Schroder Asian Growth Fund, Inc.
                                                                  1-800-730-2932
                           SCHRODER ASIAN GROWTH FUND, INC.
                      RE-EXTENDS PERIOD FOR SHAREHOLDER ACTION
                                TO APPROVE OPEN-ENDING

New York, N.Y., October 1, 1997 -- Schroder Asian Growth Fund, Inc. (NYSE:
SHF) announced today that proxies representing more than 62% of the holders of the Fund's outstanding shares voted in favor of the proposal to open-end the Fund. Approval of the proposal to open-end the Fund requires the favorable vote of two-thirds of the outstanding shares. Therefore, to provide additional time to obtain the votes required, the Special Meeting of Stockholders which re-convened today has again been adjourned until 8:30 a.m., October 24, 1997 at the offices of the Fund, 787 Seventh Avenue, 5th Floor, New York, New York. Shareholder Communications Corporation, the Fund's proxy solicitation agent, will continue its active efforts to reach all of the Fund's stockholders who are entitled to vote and have not yet voted.

In announcing the second adjournment, Mr. I. Peter Sedgwick, Chairman of the Fund, stated, "The proposal needs favorable votes from an additional 677,657 shares, or about 4.2% of the total shares outstanding. We therefore urge stockholders who favor open-ending the Fund but have not yet voted to vote promptly to help us achieve this goal and avoid additional costs of further solicitation."

Stockholders of record at the close of business on July 18, 1997 are entitled to vote at the Special Meeting or any adjournment thereof. Stockholders who have questions or need information can call Shareholder Communications Corporation toll free at 1-800-733-8481 extension 484.

The Fund is a non-diversified closed-end U.S. registered investment company. The Fund, with current assets of approximately $184 million, invests primarily in equity securities of Asian companies.

                           SCHRODER ASIAN GROWTH FUND, INC.
                                  787 Seventh Avenue
                              New York, New York  10019

                       NOTICE:  SPECIAL MEETING OF STOCKHOLDERS
                         TO BE ADJOURNED TO OCTOBER 24, 1997

Dear Stockholder:

Several weeks ago you were mailed proxy material for the Special Meeting of Stockholders scheduled to be held on September 17, 1997. Due to inadequate stockholder response, the meeting has been adjourned a second time, until OCTOBER 24, 1997, in order to give you additional time to register your vote. Contrary to many stockholders' belief, all votes are vital no matter how many shares you hold and YOUR SHARES CANNOT BE REPRESENTED UNLESS WE RECEIVE VOTING INSTRUCTIONS FROM YOU! In order for your shares to be represented, you need to vote on or before FRIDAY, OCTOBER 24, 1997.

The main objective of the Special Meeting is to consider a proposal by the Board of Directors to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion"). The Fund is presently organized as a closed-end fund with shares listed for trading on the New York Stock Exchange. If the Fund converts to an open-end structure, stockholders will be able to realize the value of their shares by redeeming them at net asset value ("NAV") so that there will not be any market price discount to NAV.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CONVERSION AND STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE OPEN-ENDING PROPOSAL.

There are two easy methods by which you can vote at the Special Meeting of Stockholders to be held on October 24, 1997.

    BY PHONE: Simply dial 1-800-733-8481, EXT. "484" between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time.

    BY MAIL:  Return your executed proxy in the enclosed postage paid envelope.

We urge you to act promptly in order to allow the Fund to obtain a sufficient number of votes at the Special Meeting, avoiding any further adjournments in order to continue gathering votes.

Thank you for acting promptly.

                           SCHRODER ASIAN GROWTH FUND, INC.
                                  787 Seventh Avenue
                              New York, New York  10019

                       NOTICE:  SPECIAL MEETING OF STOCKHOLDERS
                         TO BE ADJOURNED TO OCTOBER 24, 1997

Dear Stockholder:

Several weeks ago you were mailed proxy material for the Special Meeting of Stockholders scheduled to be held on September 17, 1997. Due to inadequate stockholder response, the meeting has been adjourned a second time, until OCTOBER 24, 1997, in order to give you additional time to register your vote. Contrary to many stockholders' belief, all votes are vital no matter how many shares you hold and YOUR SHARES CANNOT BE REPRESENTED UNLESS WE RECEIVE VOTING INSTRUCTIONS FROM YOU! In order for your shares to be represented, you need to vote on or before FRIDAY, OCTOBER 24, 1997.

The main objective of the Special Meeting is to consider a proposal by the Board of Directors to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion"). The Fund is presently organized as a closed-end fund with shares listed for trading on the New York Stock Exchange. If the Fund converts to an open-end structure, stockholders will be able to realize the value of their shares by redeeming them at net asset value ("NAV") so that there will not be any market price discount to NAV.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CONVERSION AND STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE OPEN-ENDING PROPOSAL.

There are two easy methods by which you can vote at the Special Meeting of Stockholders to be held on October 24, 1997.

    BY PHONE: Simply dial 1-800-454-8683 and follow the simple instructions.

    BY MAIL:  Return your executed proxy in the enclosed postage paid envelope.

We urge you to act promptly in order to allow the Fund to obtain a sufficient number of votes at the Special Meeting, avoiding any further adjournments in order to continue gathering votes.

Thank you for acting promptly.